ADVANCED SERIES TRUST

AST Small-Cap Value Portfolio

Supplement dated August 3, 2023, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the portfolio listed above, (the Portfolio), and the Summary Prospectus relating to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Mr. Jonathan Tse is no longer a portfolio manager of the Portfolio.

As such, all references to Mr. Tse are removed from the Trust's Prospectus and SAI and the Summary Prospectus relating to the Portfolio effective immediately.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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